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UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 _________________________

FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2007

ALR Technologies Inc. (Exact name of registrant as specified in its charter)

NEVADA	000-30414	88-0225807
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

114M Reynolda Village Winston-Salem, NC 27106 (Address of principal executive offices and Zip Code) (336) 722-2254 (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

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ITEM 4.01    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS.

     ALR Technologies Inc. (the "Company") has engaged Smythe Ratcliffe L.L.P. as it’s principal independent accountant effective October 12, 2007. This is the result of Telford Sadovnick PLLC ("TS"), resigning as the Company's principal independent registered public accounting firm effective September 26, 2007. The decision to change its principal independent registered public accounting firm has been approved by the Company's board of directors.

     TS were appointed as principal independent accountant of the Company on July 24, 2006. The report of TS dated March 28, 2007 on the consolidated balance sheet of the Company as of December 31, 2006, and the related statements of operations, stockholders' deficiency and cash flows for the year then ended, did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles, other than to state that for the following explanatory paragraph regarding the Company’s ability to continue as a going concern:

     The Company has suffered recurring losses, negative cash flows from operations and has a net working capital deficiency, factors which raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regards to these matters are described in note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

     During the year ended December 31, 2006 and to the date of resignation, there were no disagreements with TS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of TS, would have caused it to make reference to the subject matter of such disagreement in their report on the financial statements for such year.

     The Company has provided TS with a copy of the foregoing disclosures and has requested that TS furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company has received the requested letter from TS wherein they have confirmed their agreement to the Company's disclosures. A copy of TS's letter has been filed as an exhibit to this report.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Document Description

16.1	Letter from Telford Sadovnick PLLC to SEC

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 16th day of October, 2007.

ALR TECHNOLOGIES INC.

BY:   SIDNEY CHAN
         Sidney Chan
         Chairman, Chief Executive Officer and a
         member of the Board of Directors